PROMISSORY NOTES	9 Months Ended
Sep. 30, 2025
Debt Disclosure [Abstract]
PROMISSORY NOTES	PROMISSORY NOTES.
Bridge Financing
In connection with signing the Merger Agreement, GRI Operations entered into a Securities Purchase Agreement, dated as of December 13, 2022 (“Bridge SPA”), with Altium, pursuant to which GRI Operations issued senior secured promissory notes (“Bridge Notes”) in the aggregate principal amount of $3,333, in exchange for an aggregate purchase price of $2,500.
The Bridge Notes were issued in two closings: (i) the first closing for $1,667 in aggregate principal amount (in exchange for an aggregate purchase price of $1,250) closed on December 14, 2022; and (ii) the second closing for $1,667 in aggregate principal amount (in exchange for an aggregate purchase price of $1,250) closed on March 9, 2023. The Bridge Notes were secured by a lien on all of the Company’s assets.
In addition, upon the funding of each tranche, Altium received warrants to purchase an aggregate of 809 shares of the Common Stock (the “Bridge Warrants”). The Bridge Warrants had an exercise price of $2,057.51 per share, were exercisable at any time on or after the applicable issuance date and had a term of 60 months from the date all shares underlying the Bridge Warrants were freely tradable.
The $1,250 of proceeds from the first closing were allocated to the Bridge Notes and Bridge Warrants based on their relative fair values as of the commitment date, resulting in an allocation of $679 and $571, respectively. The $1,250 of proceeds from the second closing were allocated to the Bridge Notes and Bridge Warrants based on their relative fair values as of the commitment date, resulting in an allocation of $718 and $532, respectively.
In addition to the Bridge SPA, and also in connection with signing the Merger Agreement, the Company, GRI Operations and Altium entered into the Equity SPA (Note 10) pursuant to which Altium agreed to invest $12,250 in cash and cancel any outstanding principal and accrued interest on the Bridge Notes in return for the issuance of shares of GRI Operations’ Common Stock immediately prior to the consummation of the Merger.
On April 21, 2023, the Company completed the Merger and the outstanding principal and accrued interest on the Bridge Notes was cancelled and the Bridge Warrants were exchanged for the Exchange Warrants. The Exchange Warrants contain substantively similar terms to the Bridge Warrants, and have an initial exercise price equal to $22,787.31 per share subject to adjustments for splits and recapitalization events.
The Bridge Notes were accounted for as share-settled debt under the accounting guidance in ASC 835-30 and, as such, the initial net carrying amounts were accreted to the redemption amounts using the effective interest method. The Company incurred debt issuance costs of $294 of which $90 was incurred during the year ended December 31, 2023 related to its issuance of debt under the Bridge SPA. Interest expense stemming from amortization of debt discounts and issuance costs was $2,104 for the year ended December 31, 2023.